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              ESSEX AGGRESSIVE GROWTH FUND

                     Annual Report
                   October 31, 2002

              ESSEX AGGRESSIVE GROWTH FUND

                     Annual Report
                   October 31, 2002

                  TABLE OF CONTENTS

                                                          Begins
                                                          on Page
                                                          -------
LETTER TO SHAREHOLDERS                                       1

PORTFOLIO MANAGER COMMENTS                                   2

SUMMARY OF INDUSTRY WEIGHTINGS AND TOP TEN HOLDINGS          4

SCHEDULE OF PORTFOLIO INVESTMENTS                            5
  Detailed portfolio listings by security type and
  industry sector, as valued at October 31, 2002

FINANCIAL STATEMENTS:
Statement of Assets and Liabilities                          8
  Fund balance sheet, net asset value (NAV) per share
  computation and cumulative undistributed amounts
Statement of Operations                                      9
  Detail of sources of income, Fund expenses, and
  realized and unrealized gains (losses) during the
  year
Statements of Changes in Net Assets                          10
  Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS                                         11
  Historical net asset values per share, total returns,
  expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS                                13
  Accounting and distribution policies, details of
  agreements and transactions with Fund management and
  affiliates

REPORT OF INDEPENDENT ACCOUNTANTS                            17

TRUSTEES AND OFFICERS                                        18

LETTER TO SHAREHOLDERS
-------------------------------------------------------------
Dear Fellow Shareholders:

In our last report, six months ago, I wrote that because of the continuing economic transition and the many remaining geo-political risks, we expected the financial markets to continue to be rather volatile. As it turned out, that was an understatement, as the last six months have been among the most difficult for the stock market in more than a decade. The reasons are many. The transition from an extended and, at times, rapid economic expansion to an uncertain and extremely sluggish economy initiated a domino run of events that is still playing out. The initial slowdown helped burst what was clearly a stock market bubble. Falling equity valuations at best raised the cost of capital for many cash needy businesses, and at worst completely eliminated sources of capital. These increased stresses exposed the financial and managerial weaknesses of many corporations. The disclosures of accounting and corporate fraud that emanated from some of the largest and previously well-respected companies in our economy this past spring and summer were, we hope, a few of the final dominoes. Separately but equally important, continued terrorist activity around the globe, the ongoing military conflict in Afghanistan and the heightened possibility of a military confrontation with Iraq has added uncertainty and thus risk to the market.

Although the business cycle's transition will likely continue along with significant market volatility, the silver lining is that the current environment effectively acts to weed out excess competition and create a healthy foundation from which quality businesses can prosper. It is during these times that skilled portfolio managers will attempt to build portfolios that can prosper in years to come.

Although we are not pleased with the Fund's results over the past year, we are comfortable that the portfolio is well positioned to prosper from an improving economy in 2003. For the year ended October 31, 2002 the Fund's
Investor class shares returned -20.79% while the S&P 500
Index returned -15.11% for the same period.

A more detailed review of the Fund's performance for the year, along with a description of the Fund's current positioning and a listing of the portfolio, is included within this report. As always, we post any news or other pertinent information about all of our Funds as soon as applicable on our website at www.managersamg.com. Should you have any questions about this report, please feel free to contact us at 1-800-835-3879, or visit the website. We thank you for your investment.

Sincerely,

/s/Peter M. Lebovitz
--------------------
Peter M. Lebovitz
President
Managers AMG Funds

-------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGER COMMENTS
-------------------------------------------------------------
We hope and believe that the year-end of October 31, 2002, for the Fund will coincide with the end of the two and a half-year bear market. This bear market showed the most dramatic decline, as measured by the NASDAQ, since the 1929-1932 bear market. While we take no comfort in showing negative numbers, in the context of the severity of the bear market, the Fund's relative performance numbers were at least respectable for the following time periods:

                         Compound              1 Year
                         Annual Growth         Cumulative
                         10/31/99 - 10/31/02   11/01/01 - 10/31/02
                         -------------------   -------------------

Essex Aggressive Growth
  Fund-Investor Class         -11.2%                 -20.8%

S&P 500 Index                 -12.0%                 -15.1%

Russell 3000 Growth Index     -17.2%                 -19.7%

NASDAQ Composite Index        -22.1%                 -21.3%


During the past year, the Fund's performance was negatively impacted not only by the overall market, but also by poor industry and specific stock selection in the telecommunications area. For example, once the problems of Adelphia were exposed it affected other cable companies such as Charter Communications. Another area that hurt the Fund's performance was technology in general and specifically Sun Microsystems, Arm Holdings and Veritas.

Performance was helped by two takeovers of stocks in the portfolio including Dreyer's Grand Ice Cream and Meridian
Medical Technologies. So as you can see, the winners were very stock specific and the losers were industry related.

As we start the new fiscal year we are moving away from the more defensive posture which helped us in the prior two quarters. Not only have stock prices come down to a point which reflects the worrisome combination of war in the Mid-
East, the terrorist threats and corporate malfeasance, but we are beginning to detect some signs of an upturn in specific areas. These areas include advertising, spending, wireless telephone usage and oil service and drilling. So the portfolio has taken a more constructive stance and has moved to more dynamic stocks.

Overall, we will continue the strategy that has served us well in the past - to find fundamentally sound companies with franchise positions in their industries, reliable and forthright management teams and the unique ability to show accelerating and sustainable earnings growth.

CUMULATIVE TOTAL RETURN PERFORMANCE
-----------------------------------
The cumulative total return for each share class is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 commonly traded securities designed to measure performance of the broad domestic economy through changes in the aggregate market value of those securities. The Index assumes reinvestment of dividends. These charts compare a hypothetical $10,000 investment made in Essex Aggressive
Growth Fund's Institutional Class on March 1, 2002
(commencement of operations) and the Investor

-------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
PORTFOLIO MANAGER COMMENTS (continued)
-------------------------------------------------------------
Class on November 1, 1999 through October 31, 2002, to a $10,000 investment made in the S&P 500 Index for the same time periods. Past performance is not indicative of future results.

Note: At the close of business February 28, 2002, all existing shares of the Fund were converted to Institutional
Class shares. Results prior to March 1, 2002 are reflected in the performance table of the Investor Class.

Investor Class:
===============
                    Value of $10,000 Investment
                    ---------------------------

                 Essex Aggressive
                 Growth - Investor
Year Ended:      Class               S&P 500 Index
-----------      -----------------   -------------
11/1/99               $10,000           $10,000
10/31/00               16,940            10,678
10/31/01                8,850             9,065
10/31/02                7,010             7,696


Average Annualized Total Returns   One Year  Three Years
--------------------------------   --------  -----------
Essex Aggressive Growth -
  Investor Class                    -20.79%     -11.17%

S&P 500 Index                       -15.11%     -12.03%
--------------------------------------------------------

Institutional Class:
====================
                    Value of $10,000 Investment
                    ---------------------------

                 Essex Aggressive
                 Growth -
Month Ended:     Institutional Class   S&P 500 Index
-----------      -------------------   -------------
3/1/02               $10,000              $10,000
3/31/02               10,168               10,146
4/30/02                9,771                9,531
5/31/02                9,627                9,461
6/30/02                9,338                8,787
7/31/02                8,315                8,102
8/31/02                8,448                8,155
9/30/02                8,387                7,269
10/31/02               8,472                7,909


                                   Since Inception
Average Annualized Total Returns   (March 1, 2002)
--------------------------------   ---------------
Essex Aggressive Growth -
  Institutional Class                 -14.25%

S&P 500 Index                         -20.91%
--------------------------------------------------

-------------------------------------------------------------
                  ESSEX AGGRESSIVE GROWTH FUND
                         October 31, 2002
-------------------------------------------------------------
SUMMARY OF INDUSTRY WEIGHTINGS (unaudited)
-------------------------------------------------------------

                            PERCENTAGE OF         PERCENTAGE OF
MAJOR SECTORS               NET ASSETS            S&P 500
-----------------------     -------------         -------------
Health Care                     22.2%                 15.0%
Information Technology          21.4                  14.3
Industrials                     19.2                  10.9
Consumer Discretionary          17.3                  13.5
Energy                          11.5                   5.8
Financials                       6.9                  20.9
Consumer Staples                   -                   9.8
Materials                          -                   2.7
Telecommunication Services         -                   4.4
Utilities                          -                   2.7
Cash                             2.0                     -


-------------------------------------------------------------
TOP TEN HOLDINGS (unaudited)
-------------------------------------------------------------

                                       PERCENTAGE OF
SECURITY NAME                          NET ASSETS
--------------------------------       -------------
Viacom, Inc., Class B*                     3.9%
Charles River Laboratories
  International, Inc.*                     3.7
eBay, Inc.                                 3.7
Intuit, Inc.                               3.3
Microsoft Corp.*                           3.3
Willis Group Holdings LTD*                 3.2
Apache Corp.                               3.1
Alliant Techsystems, Inc.*                 3.1
Lockheed Martin Corp.                      2.8
Education Management Corp.                 2.6
                                       ------------
  Top Ten as a Group                      32.7%
                                       ============

* Top Ten Holding at April 30, 2002


------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
October 31, 2002
------------------------------------------------------------------------------
                                               SHARES                   VALUE
------------------------------------------------------------------------------
COMMON STOCKS - 98.5
CONSUMER DISCRETIONARY - 17.3%
eBay, Inc.*                                    41,000          $    2,592,840
Entercom Communications Corp.*                 28,400               1,397,848
Entravision Communications Corp.*              73,100                 874,276
Lin TV Corp.*                                  35,800                 738,554
Regal Entertainment Group                      20,090                 387,737
Staples, Inc.*                                 90,000               1,387,800
Starbucks Corp.*                               43,900               1,046,576
Viacom, Inc., Class B*                         61,900               2,761,359
Wal-Mart Stores, Inc.                          19,900               1,065,645
                                                               ---------------
  TOTAL CONSUMER DISCRETIONARY                                     12,252,635
                                                               ---------------
ENERGY - 11.5%
Anadarko Petroleum Corp.                       41,100               1,830,594
Apache Corp.                                   40,800               2,205,648
BJ Services Co.*                               26,300                 797,679
Nabors Industries, Ltd.*                       52,300               1,828,931
Smith International, Inc.*                     22,900 (2)             715,854
Weatherford International, Ltd.*               18,200                 728,728
                                                               ---------------
TOTAL ENERGY                                                        8,107,434
                                                               ---------------
FINANCIALS - 6.9%
American International Group, Inc.             24,700               1,544,985
Willis Group Holdings LTD*                     73,400               2,246,040
XL Capital Ltd., Class A                       14,400               1,096,560
                                                               ---------------
TOTAL FINANCIALS                                                    4,887,585
                                                               ---------------
HEALTH CARE - 22.2%
Charles River Laboratories
  International, Inc.*                         71,300               2,620,275
CTI Molecular Imaging, Inc.*                   37,900 (2)             855,782
Enzon, Inc.*                                   31,700                 614,980
Esperion Therapeutics, Inc.*                  226,200               1,332,318
Gilead Sciences, Inc.*                         51,500               1,789,110
IDEC Pharmaceuticals Corp.*                    16,200 (2)             745,524
InterMune, Inc.*                               18,800 (2)             690,524
Johnson & Johnson                              25,800               1,515,750
Kyphon, Inc.*                                  12,200 (2)             115,412
Martek Biosciences Corp.*                     107,825 (2)           1,695,009
Medtronic, Inc.                                37,100               1,662,080
Quest Diagnostics, Inc.*                       10,600                 676,598
UnitedHealth Group, Inc.                       15,000               1,364,250
                                                               ---------------
TOTAL HEALTH CARE                                                  15,677,612
                                                               ---------------
INDUSTRIALS - 19.2%
3M Co.                                         11,300               1,434,422
Alliant Techsystems, Inc.*                     36,000               2,165,400
Education Management Corp.*                    50,000               1,835,000
JetBlue Airways Corp.*                         30,300               1,223,817
Lockheed Martin Corp.                          34,100               1,974,390
Ryanair Holdings PLC*                          22,200 (2)             826,062
Stericycle, Inc.*                              11,100                 369,630
United Parcel Service, Inc., Class B           11,800                 708,118
Veridian Corp.*                                23,660                 566,894

The accompanying notes are an integral part of these financial statements.

                                5

------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
------------------------------------------------------------------------------
                                               SHARES                   VALUE
------------------------------------------------------------------------------
INDUSTRIALS (continued)
Waste Connections, Inc.*                       38,400               1,404,672
Weight Watchers International, Inc.*           22,600               1,070,110
                                                               ---------------
TOTAL INDUSTRIALS                                                  13,578,515
                                                               ---------------
INFORMATION TECHNOLOGY - 21.4%
Anteon International Corp.*                    49,500               1,138,500
Electronic Arts, Inc.*                         20,800               1,354,496
Intuit, Inc.*                                  44,600               2,315,632
Marvell Technology Group, Ltd.*                42,800                 693,788
McData Corp.*                                  60,100                 395,458
Microsoft Corp.*                               43,100               2,304,557
Network Associates, Inc.*                      44,200                 702,338
Nokia Corp., Sponsored ADR                     95,100               1,580,562
OSI Systems, Inc.*                             91,000 (2)           1,455,090
Overture Services, Inc.*                       20,200                 556,106
RF Micro Devices, Inc.*                       174,900               1,484,726
SRA International, Inc.*                       19,890                 483,327
Symantec Corp.*                                17,800                 712,000
                                                               ---------------
TOTAL INFORMATION TECHNOLOGY                                       15,176,580
                                                               ---------------
TOTAL COMMON STOCKS
  (cost $67,712,720)                                               69,680,361
                                                               ---------------
SHORT-TERM INVESTMENTS - 12.3%
OTHER INVESTMENT COMPANIES - 4.8% (1)
JPMorgan Prime Money Market Fund,
  Institutional Class Shares, 1.68%         3,367,686               3,367,686
                                                               ---------------
REPURCHASE AGREEMENTS - 7.5% (3)
The Bank of New York, dated 10/31/02, due   PRINCIPAL
  11/01/02, 1.93% to 1.95%, total to be     AMOUNT
  received $5,347,286 (secured by           ----------
  $5,524,376 U.S. Government Agencies)      $5,347,000              5,347,000
                                                               ---------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $8,714,686)                                                 8,714,686
                                                               ---------------
TOTAL INVESTMENTS - 110.8%
  (cost $76,427,406)                                               78,395,047
OTHER ASSETS, LESS LIABILITIES - (10.8)%                           (7,625,134)
                                                               ---------------
NET ASSETS - 100.0%                                            $   70,769,913
                                                               ===============

The accompanying notes are an integral part of these financial statements.


------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

Note: Based on the approximate cost of investments of $76,444,486 for Federal income tax purposes at October 31, 2002, the aggregate gross unrealized appreciation and depreciation were $6,105,116 and $4,154,555, respectively, resulting in net unrealized appreciation of investments of $1,950,561.

*     Non-income-producing securities.

(1) Yield shown for each investment company represents the October 31, 2002, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(2) Some or all of these shares were out on loan to various brokers as of October 31, 2002, amounting to a market value of $5,181,624, or approximately 7.3% of net assets.

(3) Collateral received from brokers for securities lending were invested in these short-term investments.

INVESTMENTS ABBREVIATIONS:
--------------------------
ADR:  Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
------------------------------------------------------------------------------
ASSETS:
-------
 Investments at value                           $  78,395,047
 Receivable for investments sold                    2,920,820
 Dividends, interest and other receivables             12,701
 Prepaid expenses                                      21,318
                                                --------------
  Total assets                                     81,349,886
                                                --------------
LIABILITIES:
------------
 Payable upon return of securities loaned           5,347,000
 Payable for investments purchased                  5,094,174
 Payable for Fund shares repurchased                    4,366
 Accrued expenses:
   Investment advisory and management fee              60,019
   Other                                               74,414
                                                --------------
     Total liabilities                             10,579,973
                                                --------------
NET ASSETS                                      $  70,769,913
                                                ==============
INSTITUTIONAL CLASS SHARES:
--------------------------
 Net Assets                                     $  70,294,555
                                                ==============
 Shares outstanding                                 9,988,427
                                                ==============
 Net asset value, offering and redemption
  price per share                                    $   7.04
                                                     =========
INVESTOR CLASS SHARES:
----------------------
 Net Assets                                        $  475,358
                                                ==============
 Shares outstanding                                    67,822
                                                ==============
 Net asset value, offering and redemption
  price per share                                    $   7.01
                                                ==============
NET ASSETS REPRESENT:
---------------------
 Paid-in capital                                $ 187,546,942
 Accumulated net realized loss
   from investments                              (118,744,670)
 Net unrealized appreciation of investments         1,967,641
                                                --------------
NET ASSETS                                      $  70,769,913
                                                ==============
 Investments at cost                            $  76,427,406
                                                ==============

The accompanying notes are an integral part of these financial statements.

------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
For the fiscal year ended October 31, 2002
------------------------------------------------------------------------------
INVESTMENT INCOME:
------------------
 Dividend income                                $     185,121
 Interest income                                       99,852
 Securities lending fees                               19,827
                                                --------------
  Total investment income                             304,800
                                                --------------
EXPENSES:
---------
 Investment advisory and management fees              985,270
 Transfer agent                                        95,059
 Professional fees                                     80,156
 Custodian                                             46,121
 Registration fees                                     42,392
 Trustees fees                                         19,954
 Insurance                                              7,854
 Distribution fees - Investor Class                       146
 Miscellaneous                                         16,381
                                                --------------
  Total expenses before expense offsets             1,293,333
 Less: Expense reimbursement                          (32,176)
  Expense reduction                                    (9,814)
                                                --------------
 Net expenses                                       1,251,343
                                               --------------
  Net investment loss                                (946,543)
                                                --------------
NET REALIZED AND UNREALIZED LOSS:
---------------------------------
 Net realized loss on investments                 (17,783,557)
 Net change in unrealized depreciation
  of investments                                   (1,212,792)
                                                --------------
Net realized and unrealized loss                  (18,996,349)
                                                --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                       $ (19,942,892)
                                                ==============

The accompanying notes are an integral part of these financial statements.

-----------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------
                                              FOR THE FISCAL       FOR THE FISCAL
                                                YEAR ENDED           YEAR ENDED
                                              OCTOBER 31, 2002     OCTOBER 31, 2001
                                              ----------------     ----------------
DECREASE IN NET ASSETS
FROM OPERATIONS:
-----------------------
 Net investment loss                           $     (946,543)     $      (813,986)
 Net realized loss on investments                 (17,783,557)         (94,443,427)
 Net unrealized depreciation
  of investments                                   (1,212,792)         (60,895,420)
                                              ----------------     ----------------
    Net decrease in net assets
       resulting from operations                  (19,942,892)        (156,152,833)
                                              ----------------     ----------------
FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------
 Institutional Class Shares: *
  Proceeds from sale of shares                     16,250,813                    -
  Increase   from conversion shares               101,871,125                    -
  Cost of shares repurchased                      (35,158,698)                   -
                                              ----------------     ----------------
    Increase from institutional
      share transactions                           82,963,240                    -
                                              ----------------     ----------------
Investor Class Shares:
----------------------
 Proceeds from sale of shares                      14,838,381           53,032,120
 Decrease from conversion shares                 (101,871,125)                   -
  Cost of shares repurchased                      (36,647,242)         (98,032,008)
                                              ----------------     ----------------
    Decrease from investor
      share transactions                         (123,679,986)         (44,999,888)
                                              ----------------     ----------------
    Total decrease in net assets                  (60,659,638)        (201,152,721)
                                              ----------------     ----------------
NET ASSETS:
-----------
Beginning of year                                 131,429,551          332,582,272
                                              ----------------     ----------------
End of year                                   $    70,769,913      $   131,429,551
                                              ================     ================
-----------------------------------------------------------------------------------
SHARE TRANSACTIONS:
-------------------
 Institutional Class Shares: *
 -----------------------------
  Sale of shares                                    2,036,539                    -
  Increase from conversion shares                  12,407,362                    -
  Shares repurchased                               (4,455,474)                   -
                                              ----------------     ----------------
  Increase in institutional shares                  9,988,427                    -
                                              ================     ================
 Investor Class Shares:
 ----------------------
  Sale of shares                                    1,682,846            4,359,923
  Decrease from conversion shares                 (12,407,362)                   -
  Shares repurchased                               (4,056,123)          (9,145,483)
                                              ----------------     ----------------
  Decrease in investor shares                     (14,780,639)          (4,785,560)
                                              ================     ================

* Institutional Class Shares commenced operations on March 1, 2002.

The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND-INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period
--------------------------------------------------------------------
                                                FOR THE
                                                PERIOD* ENDED
                                                OCTOBER 31, 2002
                                                ----------------
INSTITUTIONAL CLASS SHARES:

NET ASSET VALUE, BEGINNING OF PERIOD              $   8.21
                                                  ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                 (0.06)
 Net realized and unrealized
  loss on investments                                (1.11)
                                                  ---------
Total from investment operations                     (1.17)

NET ASSET VALUE, END OF PERIOD                    $   7.04
                                                  =========
--------------------------------------------------------------------
Total Return (a)                                   (14.25)% (b)
====================================================================
Ratio of net expenses to average net assets          1.39 % (c)

Ratio of net investment loss to average net assets  (1.06)% (c)

Portfolio turnover                                    170 % (b)

Net assets at end of period (000's omitted)         $70,295
====================================================================
Ratios absent expense offsets (d):

Ratio of total expenses to average net assets        1.40 % (c)

Ratio of net investment loss to average net assets  (1.07)% (c)
====================================================================
* At the close of business February 28, 2002, all existing
  shares of the Fund were converted to Institutional Class
  shares. Results prior to March 1, 2002 are reflected in the financial highlights of the Investor Class.

(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Not annualized.
(c) Annualized.
(d) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)


--------------------------------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND-INVESTOR CLASS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
--------------------------------------------------------------------------------------
                                                      FOR THE FISCAL YEAR
                                                       ENDED OCTOBER 31,
                                              ----------------------------------------
                                                 2002           2001          2000
                                              ----------     ---------     -----------
INVESTOR CLASS SHARES:
NET ASSET VALUE,
  BEGINNING OF YEAR                            $   8.85       $ 16.94       $   10.00

INCOME FROM INVESTMENT
OPERATIONS:
 Net investment loss                              (0.08)        (0.05)          (0.06)
 Net realized and unrealized gain
  (loss) on investments                           (1.76)        (8.04)           7.00
                                              ----------     ---------     -----------
Total from investment operations                  (1.84)        (8.09)           6.94
                                              ----------     ---------     -----------
NET ASSET VALUE, END OF YEAR                   $   7.01       $  8.85       $   16.94
                                              ==========     =========     ===========
--------------------------------------------------------------------------------------
Total Return (a)                                (20.79)%      (47.76)%         69.40 %
======================================================================================
Ratio of net expenses to average net assets       1.10 % (b)    1.10 %          1.10 %

Ratio of net investment loss to average
  net assets                                     (0.82)% (b)   (0.41)%         (0.49)%

Portfolio turnover                                 170 %         212 %           160 %

Net assets at end of year (000's omitted)           $475      $131,430        $332,582
======================================================================================
Ratios absent expense offsets (c):

Ratio of total expenses to average net assets      1.20%         1.16%           1.13%
Ratio of net investment loss to average
  net assets                                     (0.91)%       (0.47)%         (0.52)%
======================================================================================
(a) Total return would have been lower and net investment loss would have been higher had certain expenses not been reduced.
(b) Ratio reflects expense reimbursements prior to March 1, 2002.
    (See Notes to Financial Statements.)
(c) Ratio information assuming no reduction of Fund expenses.
    (See Notes to Financial Statements.)

                                12
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------------------------------------------------------------
ESSEX AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 2002
------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Managers AMG Funds (the "Trust") is a no-load, open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is an equity fund, the Essex Aggressive Growth Fund (the "Fund").

Currently, the Fund offers Institutional and Investor Class shares. The Fund commenced issuing Institutional Class shares on March 1, 2002. At the close of business February
28, 2002, all existing shares of the Fund were converted to Institutional Class shares on a one-for-one basis.
Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $100,000. Investor shares are offered to all other investors. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity.
Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain
Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United
States of America which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a) VALUATION OF INVESTMENTS
Equity securities traded on a domestic or international securities exchange and over-the-counter securities are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented, by dealer and exchange quotations. Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market. Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities (including derivatives) and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------
(b) SECURITY TRANSACTIONS
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c) INVESTMENT INCOME AND EXPENSES
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date.
Dividend income on foreign securities is recorded net of any withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the Funds in the Trust, and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had a "balance credit" agreement with State Street
Bank ("SSB"), (the Fund's custodian prior to August 5,
2002) whereby the Fund was credited with an interest factor equal to 75% of the nightly Fed Funds Rate for account balances left uninvested overnight. Beginning August 5, 2002, the Fund has an arrangement with The Bank of New York
("BNY") whereby each Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce the custody expense that would otherwise be charged to the Fund. For the year ended
October 31, 2002, the custody expense was reduced under the SSB arrangement by $9,814. There was no reduction under the BNY arrangement.

(d) DIVIDENDS AND DISTRIBUTIONS
Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e) FEDERAL TAXES
The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------
(f) CAPITAL LOSS CARRYOVERS
As of October 31, the Fund had accumulated net realized capital loss carryovers of $6,517,686, $94,443,427 and $17,766,477. These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through October 31, 2008, 2009 and 2010, respectively.

(g) CAPITAL STOCK
The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Institutional and Investor shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Fund in connection with the issuance of shares are based on the valuation of those securities in accordance with the Fund's policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At October 31, 2002, one unaffiliated omnibus shareholder individually held 14% of the outstanding shares of the Institutional Share Class.

(h) REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal
Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Trust has entered into an Investment Management
Agreement under which The Managers Funds LLC (the
"Investment Manager"), a subsidiary of Affiliated Managers
Group, Inc. ("AMG"), serves as investment manager to the Fund and is responsible for the Fund's overall administration. The Fund is distributed by Managers
Distributors, Inc. ("MDI"), a wholly-owned subsidiary of The Managers Funds LLC. The Fund's investment portfolio is managed by Essex Investment Management Company, LLC
("Essex"), which serves pursuant to a Sub-Advisory
Agreement by and between the Investment Manager and Essex with respect to the Fund. AMG indirectly owns a majority interest in Essex. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment
Manager, AMG and/or MDI.

The Fund is obligated by its Investment Management
Agreement to pay monthly a management fee to the Investment
Manager at an annual rate of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays
Essex 1.00% of the average daily net assets of the Fund for its services as sub-advisor. Under the Investment
Management Agreement with the Fund, the Investment

------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------
Manager provides a variety of administrative services to the Fund. The Investment Manager receives no additional compensation from the Fund for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Essex, Essex reimburses the Investment Manager for the costs that the Investment Manager bears in providing such services to the Fund.

Prior to the commencement of offering of the Institutional
Class shares on March 1, 2002, the Investment Manager had voluntarily agreed to reimburse the Fund to the extent total annual operating expenses of the Fund exceed 1.10% of the Fund's average daily net assets. The Institutional
Class of the Fund is obligated to repay the Investment
Manager such amounts reimbursed in future years provided that the repayment occurs within three (3) years after the reimbursement and that such repayment would not cause the Institutional Class' total operating expenses in any such future year to exceed 1.10% of the Institutional Class' average daily net assets. In addition to any reimbursement agreed to by the Investment Manager, Essex from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.
During the period November 1, 1999 through February 28,
2002, the Investment Manager reimbursed the Fund $200,923.

The aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $5,000. The Trustee fee expense shown in the financial statements represents the Fund's allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Trust and in the complex.

The Fund has entered into a distribution agreement with MDI to act as distributor of the Fund. The Fund has adopted a distribution plan to pay for the marketing of the shares.
Pursuant to the distribution agreement and the Fund's distribution plan, the Board of Trustees has authorized payments to MDI at an annual rate of up to 0.25% of the Investor Class' average daily net assets.

(3) PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, excluding short-term securities, for the year ended October 31, 2002, were $161,373,314 and $191,991,751, respectively. There were no purchases or sales of U.S. Government securities.

(4) PORTFOLIO SECURITIES LOANED
The Fund may participate in a securities lending program providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned are accepted in cash and/or government securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
To the Trustees of Managers AMG Funds and the Shareholders of Essex Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Essex Aggressive Growth Fund (hereafter referred to as the "Fund"), at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2002

------------------------------------------------------------
TRUSTEES AND OFFICERS (unaudited)
------------------------------------------------------------
The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 40 Richards Avenue, Norwalk, Connecticut 06854.

The Trustees hold office without limit in time except that
(a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee may be removed by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust's custodian; and
(d) any Trustee may be removed at any meeting of shareholders by a two-thirds vote of the outstanding voting securities of the Trust.

Each of the officers are elected annually by the Trustees and hold office until the next annual election of officers and until their respective successors are chose and qualified, or in each case until the officer sooner dies, resigns, is removed or becomes disqualified.

INDEPENDENT TRUSTEES
--------------------
JACK W. ABER - Trustee; Professor of Finance, Boston
University School of Management since 1972. He has served as a Trustee of the Trust (8 portfolios) since March 1999.
He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers
Trust II (2 portfolios). He serves as a Trustee of Third
Avenue Trust and a Director of Appleton Growth Fund. His date of birth is September 9, 1937.

WILLIAM E. CHAPMAN, II - Trustee; President and Owner,
Longboat Retirement Planning Solutions since 1998. He serves as part time employee of Hewitt Associates, LLC delivering retirement and investment education seminars. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of the Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust.
His date of birth is September 23, 1941.

EDWARD J. KAIER - Trustee; Partner, Hepburn Willcox
Hamilton & Putnam since 1977. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios),
Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust.
His date of birth is September 23, 1945.

------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
------------------------------------------------------------
ERIC RAKOWSKI - Trustee; Professor, University of
California at Berkeley School of Law since 1990. Visiting Professor, Harvard Law School 1998-1999. He has served as a Trustee of The Managers Funds since March 1999. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). He serves as a Trustee of Third Avenue Trust. His date of birth is June 5, 1958.

INTERESTED TRUSTEES (1)
-----------------------
SEAN M. HEALEY - Trustee; President and Chief Operating
Officer of Affiliated Managers Group, Inc. since October
1999. Director of Affiliated Managers Group, Inc. since May
2001. From April 1995 to October 1999, he was Executive
Vice President of Affiliated Managers Group, Inc. From
August 1987 through March 1995, he served in a variety of roles in the Mergers and Acquisitions Department of Goldman, Sachs & Co., the last of which was as Vice
President. He has served as a Trustee of the Trust (8 portfolios) since March 1999. He also serves as a Trustee of The Managers Funds (10 portfolios), Managers Trust I (1 portfolio) and Managers Trust II (2 portfolios). His date of birth is May 9, 1961.

PETER M. LEBOVITZ - Trustee since 2002 and President since
March 1999; President and Chief Executive Officer of The
Managers Funds LLC since April 1999. From September 1994 to
April 1999, he was Director of Marketing of The Managers
Funds, L.P. (the predecessor to The Managers Funds LLC).
President of Managers Distributors, Inc. since December
2000. He also serves as President of Managers AMG Funds (8 portfolios), The Managers Funds (10 portfolios), Managers
Trust I (1 portfolio) and Managers Trust II (2 portfolios).
From June 1993 to June 1994, he was the Director of
Marketing for Hyperion Capital Management, Inc. From April
1989 to June 1993, he was a Senior Vice President for
Greenwich Asset Management, Inc. His date of birth is
January 18, 1955.

OFFICERS
GALAN G. DAUKAS, CFA - Chief Financial Officer since
September 2002; Chief Operating Officer of The Managers
Funds LLC since June 2002. He also serves as Chief
Financial Officer of The Managers Funds, Managers Trust I and Managers Trust II since September 2002. He was Chief
Operating Officer and Chairman of the Management Committee of Harbor Capital Management Company, Inc. from 2000-
2002. From 1991-2000, he was a Managing Director and later
Chief Operating Officer of Fleet Investment Advisors. His date of birth is October 24, 1963.

DONALD S. RUMERY - Treasurer since March 1999; Director,
Finance and Planning of The Managers Funds LLC (formerly
The Managers Funds, L.P.) since December 1994. Treasurer and Chief Financial Officer of Managers Distributors, Inc.
since December 2000. He also serves as Treasurer and Secretary of The Managers Funds, Managers Trust I and
Managers Trust II. From March 1990 to December 1994, he was a Vice President of Signature Financial Group. His date of birth is May 29, 1958.

------------------------------------------------------------
TRUSTEES AND OFFICERS (continued)
------------------------------------------------------------
JOHN KINGSTON, III - Secretary since March 1999; Senior
Vice President and General Council of Affiliated Managers Group, Inc. since May 2001; Vice President and Associate General Counsel of Affiliated Managers Group, Inc. from March 1999 to May 2001; Director and Secretary of Managers Distributors, Inc. since December 2000. From June 1998 to February 1999 he served in a general counseling capacity with Morgan Stanley Dean Witter Investment Management, Inc. From September 1994 to May 1998 he was an Associate with Ropes and Gray. His date of birth is October 23, 1965.


------------------------------------------------------------
(1) Mr. Healey is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with The Managers Funds LLC and Managers Distributors, Inc.

INVESTMENT MANAGER AND ADMINISTRATOR
------------------------------------
The Managers Funds LLC
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

SUB-ADVISOR
-----------
Essex Investment Management Company, LLC
125 High Street
Boston, Massachusetts 02110

CUSTODIAN
---------
The Bank of New York
100 Church Street, 10th Floor
New York, New York 10286

LEGAL COUNSEL
-------------
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109

TRANSFER AGENT
--------------
Boston Financial Data Services, Inc.
attn: Managers AMG Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

TRUSTEES
--------
Jack W. Aber
William E. Chapman, II
Sean M. Healey
Edward J. Kaier
Peter M. Lebovitz
Eric Rakowski

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective Prospectus, which is available by calling 1-
800-835-3879. Distributed by Managers Distributors, Inc., a
NASD member.

                www.managersfunds.com
                 www.managersamg.com